EXHIBIT 10.1.1                   JOINT ACTIVITY
                                    AGREEMENT

   Tomsk                                                      August 30, 2004

     CIGMA METALS CORPORATION, a corporation, listed on the stock exchange in the USA (hereunder CIGMA), represented by its Managing Director Mr. Lars Pearl, from one side, and

     SIENCE-INDUSTRIAL  CORPORATION  GEOSPHERA,  registered in Russia (hereunder
GEOS), represented by its Director Ms. Pavlova Anastasia Evgenievna, acting pursuant to the Charter, on the other side,

     hereinafter  referred  to  as  the  Parties,

     for the purpose of continuing their joint activity with regard to the exploration of the Haldeevskaya license area and in the light of new goals and objectives of the Joint Activity, agreed to enter into a new Agreement as follows:

                                   1. SUBJECT

1.1. Subject to the terms and conditions of this Agreement, the Parties shall combine their capital investment and shall pursue joint activity without establishing a legal entity.

1.2. The joint activity shall be carried as a simple partnership in accordance with Chapter 55 of the Part 2 of the Civil Code of the Russian Civil Code and other Russian regulations applicable to the Joint Activity in the Russian Federation.

1.3. The purpose of the Joint Activity shall be the completion by the Parties of the prospecting and exploration work on the Haldeevskaya license area to find and develop one or more gold deposits.

1.4. For the accomplishment of such common purpose the Parties shall pursue the following objectives:

     1.4.1. Financing the exploration work on the Haldeevskaya license area from the funds to be provided by CIGMA.

     1.4.2.    Establishing  a  new  company  in  the  Russian  Federation.

     1.4.3. Transfer of the license for the Khaldeevskaya area from GEOS to the new company.

1.5.  The  documents  on  the  area  are  provided  as  Attachment  1.

                         2. CONTRIBUTIONS BY THE PARTIES

2.1. As at the time of establishing the Joint Activity as a simple partnership, the distribution of interests in the Joint Activity shall be as follows:
     GEOS  -  51%,  CIGMA  -  49%.

2.2. Contributions  by  the  Parties:

     2.2.1. CIGMA's contribution shall be the cash funds in the amount of US$50,000 (fifty thousand).


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     2.2.2.    GEOS' contribution shall be the license for the Haldeevskaya area and all geological information on this subsoil area, which is owned by GEOS. For the purposes of this Agreement such contribution by GEOS shall be valued by the Parties at US$52,000 (fifty two thousand).

2.3. The Parties have mutually approved the further contribution by CIGMA in the amount of US$350 000 (THREE HUNDRED FIFTY THOUSAND).

2.4. CIGMA shall make its contribution by remitting US$350,000 to the hard currency account of GEOS following the execution of this Agreement in accordance with the 2004 Budget (Attachment 2).

2.5. After the above contribution have been completed, the distribution of interests in the Joint Activity shall be as follows: GEOS - 20%, CIGMA - 80%.

               3. OBLIGATIONS OF THE PARTIES AND MUTUAL WARRANTIES

3.1. GEOS on the terms, which are most favorable for the Joint Activity, and subject to the requirements of the license agreement and investment program, shall :

     3.1.1. Carry out field, office and laboratory work in respect of the Haldeevskaya area consistent with the funding approved in the 2004 Budget (Attachment 2).

     3.1.2. Comply with the environmental and engineering requirements, as well as applicable laws and regulations of the Russian Federation and Tomsk Region.

     3.1.3. Ensure timely payments to the appropriate authorities in respect of all charges and taxes, payable under the GEOS license.

     3.1.4. Liaise with the local and regional authorities, companies, organizations, land owners with the purpose of obtaining all requisite information, approvals, permits and land access rights for the Joint Activity operations.

     3.1.5. Provide to CIGMA the geological and other information with respect to the completed work.

3.2. CIGMA  shall:

     3.2.1. Finance the work during 2004 according to the approved Budget until total of US$350,000 in funding has been provided (Attachment 2).

     3.2.2. Subject to approved changes in the Budget, provide additional funding in case, stipulated herein, which the Parties could not foresee on the date of the Agreement.

3.3. Each  Party  provides  to  the  other  Party  the  following  warranties:

     3.3.1. The Parties are legal entities, duly incorporated and existing in accordance with the laws of the country of their incorporation.

     3.3.2. The person, executing this Agreement, has full powers to do that, and, if executed, the Agreement constitutes valid and binding obligation of each of the Parties.

     3.3.3. The Parties are not involved in any administrative, court or other proceedings that may adversely affect the ability of the each of the Parties to perform its obligations hereunder or to impede the Joint Activity operations as contemplated hereunder.


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3.4. Each  of  the  Parties  shall:

     3.4.1. Create a new structure for the joint use of the Haldeevskaya area license on the terms of this Agreement, if, for whatever reason, the Haldeevskaya area license is not transferred to the new company;

     3.4.2     Comply  with  and  properly  perform  its  obligations hereunder.

     3.4.3. Not do or cause to do any acts that may result in full or partial revision, revocation, non-issuance or refusal to issue the license.

     3.4.4.    Conduct its business with the other Party in fair and honest way.

                  4. CONDUCT OF COMMON BUSINESS OF THE PARTIES

4.1. The Parties hereby appoint GEOS as Manager responsible for the general conduct of the Joint Activity. The Manager will conduct common business of the Parties as part of their Joint Activity by virtue of the Power of the Attorney issued by CIGMA (Attachment 3).

4.2. Rights  and  obligations  of  the  Manager:

     4.2.1. Manager directs and controls the prospecting and exploration work in accordance with the approved Budget (Attachment 2).

     4.2.2. Manager is obliged to maintain accounting and provide separate records of operations on this Agreement.

     4.2.3. Manager may hire and discharge personnel, consultants and contractors for the purpose of accomplishing the objectives of the Joint Activity.

     4.2.4. Manager shall have to provide the Parties with the information, regarding the Joint Activity, as required by them.

     4.2.5. Manager has a right to carryout any other activity to the extent reasonably required for the performance of this Agreement.

4.3. In conducting the common business the Manager shall be entitled to the reimbursement of the expenses incurred by it for such purposes.

4.4. For payments with respect to the operations under the Agreement the Parties shall use GEOS US Dollar bank account opened by the Manager.

                         5. ESTABLISHMENT OF NEW COMPANY

5.1. The joint activity is not the final structure for conducting and financing of exploration work on the Haldeevskaya license area, and in the future the Parties intend to restructure the Joint Activity by setting up a new legal entity.

5.2. Within a reasonable time following the execution of this Agreement, GEOS shall incorporate in accordance with the Russian law a subsidiary (limited liability company) with a minimum required capital and register the same with the Tomsk Region tax authorities.

5.3. Following the formation and incorporation of the new company GEOS shall submit the application for the transfer of the Haldeevskaya area license to such company.


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5.4. GEOS  shall  control such company, which shall assume the obligations under such  license.

5.5. The Parties shall transfer to new company all of its rights for and interests in the existing license (Attachment 1), all of the geological information relating to the exploration work and associated with such subsoil area.

             6. NEW COMPANY FINANCING AND CAPITAL DISTRIBUTION PLAN

6.1. Once the license for the Haldeevskaya has been transferred to the new company and CIGMA has performed all of its obligations under section 3.2.1., GEOS shall promptly admit CIGMA as a member in the new company by transferring its 80% ownership interest in such new company. The distribution of the ownership interests shall then be as follows:

       GEOS - 20% (twenty percent) of the charter capital of the new company; CIGMA - 80% (eighty percent) of the charter capital of the new company.

6.2. Subject to the performance by the Parties under section 6.1., CIGMA commits to invest to the new venture during 2005 US$1,500,000 in equal portion over the year in accordance with the approved Budget. If such financing is not provided in full, CIGMA shall return to GEOS 30% of its ownership interests in the new company. The distribution of the ownership interests shall then be as follows:

       GEOS - 50% (fifty percent) of the charter capital of the new company; CIGMA - 50% (fifty percent) of the charter capital of the new company.

6.3. The transfer of ownership interests under sections 6.1 and 6.2 shall be effected at nominal value.

6.4 Subject to the performance by the Parties under section 6.1., CIGMA commits to invest further US$1,300,000 during 2006 into the development of the Haldeevskaya area. GEOS ownership interest in the company may not be reduced below 20%.

6.5. Upon completion of the three-year working program and expending US$3,200,000, the Parties shall mutually agree on the further financing scheme for the project.

6.6. In the event no financing is provided by CIGMA under section 6.2 or 6.4 or the financing provided is irregular or insufficient, resulting in delay in completion of the work, required to be completed under the license agreement and the work program, the Parties shall mutually agree on the further financing scheme for the project, including by way of attracting a third party for such purposes.

6.7. If the third party financing is approved under section 6.6, such third party equity participation could be considered through reduction of CIGMA's ownership interest.

                                7. FORCE MAJEURE

7.1. Neither of the Parties shall be liable before the other Party for not fulfilling or for a delay in fulfilling any obligation as provided in the present Agreement if the said non-fulfillment or delay is caused by a force-majeure situation. The Parties to the Agreement recognize the following as force-majeure events without limitations: flood, fire,


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     earthquake,  hurricane, explosion, epidemic or other similar occurrence, as well as revolts, political disturbances, uprisings or military action between or within countries in which the present Agreement is to be fulfilled.

7.2. Neither of the Parties shall be liable before the other Party for not fulfilling or for a delay in fulfilling any obligation as provided in the present Agreement if the said non-fulfillment or delay is caused by the action (or inaction) of government authorities, by the acceptance of legal acts by government authorities that make the fulfillment of the present Agreement impossible, or by any other reason that is beyond the reasonable control of the Party in the said situation. However, the non-fulfillment or a delay in fulfilling its obligations by the Parties if the said non-fulfillment or delay is partially or completely caused or created by the Parties themselves.

7.3. The Party affected by a force-majeure event shall inform the other Party by any means possible of the beginning and end of the said events and of the conditions interfering with the timely performance of its obligations as provided in the present Agreement. The Party that is not able to fulfill its obligations as a result of such events must make all efforts to resume the performance of its obligations in the shortest time possible.

                           8. TERMINATION OF ACTIVITY

8.1. The present Agreement and the joint activity governed thereby shall be terminated by the agreement of the Parties or after the formation of the joint venture company in accordance with all the conditions stipulated herein.

8.2. If the present Agreement is terminated due to the agreement of the Parties, the Parties must follow the guidelines below:

     8.2.1. The License not transferred to the new company remain the property of that Party, to which the same was issued.

     8.2.2. Any funds contributed to the capital by CIGMA shall not be reimbursable.

     8.2.3 Any geological information obtained through the use of CIGMA provided funding shall be the joint property of CIGMA and GEOS, and the intellectual property containing the said geological information belongs equally to CIGMA and GEOS.

8.3. If the present Agreement is terminated as the result of the formation of a new company with CIGMA becoming one of its members, the Parties shall not retain any rights to monetary funds, contributed by them to the Joint Activity.

                  9. CONFIDENTIALITY AND INTELLECTUAL PROPERTY

9.1. The Parties recognized the commercial value and confidential nature of all information, obtained as a result of accomplishing the objectives of the Joint Activity. For the duration of this Agreement the Parties shall keep confidential all such information and shall neither transfer nor disclose it without prior approval of the other Party to any third party other than its employees and associated corporate entities to the extent necessary for the purposes of this Agreement.

9.2 The confidential information shall be disclosed to the governmental authorities subject to the requirements of the applicable law.


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9.3. The  geological  information obtained or developed as a result of the Joint
     Activity may be used only for carrying out such Joint Activity hereunder, and later by the new company to be formed by the Parties. Neither Party shall transfer, sell or assign such geological information or results of such geological information evaluation to any parties other than as contemplated hereunder subject to consent of the other Party.

                            10. BOARD OF THE PARTIES

10.1. All the decisions of fundamental importance, related to conduct of the Joint Activity, shall be taken jointly by Parties.

10.2. The Board meetings shall be held in December to approve the Annual Budget and in April to approve the scope of planned field work, as well as on as-needed basis. The Parties may meet or conduct the meeting of the Board of Parties via telephone, E-mail or any other connection available. The Board shall be deemed to have a quorum only if both representatives of the Parties are present.

10.3. The following matters shall, without limitation, constitute the exclusive authority of Board of the Parties:

     a)   principal  directions,  goals  and  objectives  of the Joint Activity;
     b)   approval  of  the  Joint  Activity  Budgets;
     c) provision and valuation of the contributions to and distribution of interests in the Joint Activity;
     d)   approval  of  the  Joint  Activity  structure;
     e)   other  matters  relating  to  the  conduct  of  the  Joint  Activity.

10.4. Decisions will be taken by voting of the Parties on the Board of Parties. Each Party will have one vote per each percent of the ownership interest. Decision on approval or disapproval of issues, referable by Board of Parties, will be taken by simple majority from the general number of votes belonging to all the Parties present at the corresponding Board.

10.5. Decision on the matters, enumerated in items a) through d) of this section
     10.3.  shall  be  approved  by  the  Parties  unanimously.

                                11. MISCELLANEOUS

11.1. If any provision of this Agreement is held invalid or illegal in any respect, this shall in no way affect the validity and legality of the remaining provisions.

11.2. The  applicable  law  shall  be  the  law  of  the  Russian  Federation.

11.3. Parties may not sell, transfer, mortgage or encumber their rights under the present agreement or their interest in the jointly owned property without prior written consent of the other Party. The remaining Party shall have right of first refusal with respect to the transfer of ownership interest that shall be on the terms not less favorable than those of the third party offer.

11.4. This  agreement  is  executed  in  4  counterparts,  each  having  force:

     - 2  counterparts  in  Russian;
     - 2  counterparts  in  English.


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11.5. The  exchange  of  the  signed  counterparts  of  the  agreement can be by facsimile or e-mail. The Agreement delivered to the other party via fax or e-mail has the legal force of the original if it is signed by duly authorized representatives of the Parties.

11.6. All correspondence and negotiations relating to this Agreement or Joint Activity shall be in Russian and English by way of telephone, e-mail or other available means of communication.

11.7. Any changes and additions to this Agreement shall be valid only if made in writing and signed by duly authorized representatives of the Parties.

11.8. This Agreement contains the entire agreement of the Parties with respect to the subject matters thereof. Upon execution of this Agreement, the joint activity agreement between the Parties dated April 7, 2004 shall terminate.

11.9. Addresses  and  Signatures  of  the  Parties:

SCIENCE-INDUSTRIAL  CORPORATION  GEOSPHERA

Legal address: Russia, 649000 Republic of Altay, Gorno-Altajsk, 29 Choros-Gurkina str.
Postal address: 634050 Tomsk, 30 Lenina avenue, TPU, building 1
INN 0411092103/041101001
Bank  Details:  JP  MORGAN  CHASE  BANK,  NEW  YORK
New  York,  USA  SWIFT  CODE:  CHASUS33
account No 400 921 413 f/o GAZPROMBANK, SWIFT CODE: GAZPRUMM in favor of TOMSK BRANCH, SWIFT CODE: GAZPRUMM011 account 40702840900007002427 in favor of Science-industrial Corporation Geosphera, Tomsk, Russia
Telephone/Fax  (7  -  3822)  564-444,  585-299,  geocentr-tomsk@yandex.ru

CIGMA METALS CORPORATION
Address:  Unit  2/1736  David Low Way, Coolum Beach, Queensland, Australia 4573.
Bank  Details:  Harris  Bank  International  Corp.  New  York,  N.Y.,  USA
SWIFT: HATRUS33 for the account of: BMO - Bank of Montreal Vancouver Main Office 595 Burrard Street Vancouver, B.C. Canada V7X 1L7 for client's account:
CIGMA  METALS  CORPORATION  account  number:  0004-4671-315

       LARS PEARL                                  ANASTASIA PAVLOVA
        DIRECTOR                                        DIRECTOR
CIGMA METALS CORPORATION                SCIENCE-INDUSTRIAL CORPORATION GEOSPHERA

     /S/ LARS PEARL                              /S/ ANASTASIA PAVLOVA


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